UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C.  20549


                                  FORM 8-K

                               CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 20, 1994
                                                -----------------------

                     GRENADA SUNBURST SYSTEM CORPORATION
         -----------------------------------------------------------
           (Exact name of registrant as specified in its charter)

    Delaware                    01-15003               64-0723929
- -----------------------------------------------------------------------
 (State or other           (Commission File         (I.R.S. Employer
  jurisdiction of               Number)              Identification
  organization)                                          Number)

2000 Gateway, Grenada, Mississippi                     38902-0947
- -----------------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code    (601) 226-1100
                                                   --------------------

XXX BEGIN PAGE 2 HERE XXX

Item 5.  Other Events
         ------------

      Grenada Sunburst System Corporation announced on October 20, 1994, earnings information for the third quarter of 1994. The press release is attached as Exhibit 99.1.


Item 7. Financial Statements, Pro Forma Financial Statements, and Exhibits
        ------------------------------------------------------------------

(c)   Exhibits

      99 Additional Exhibits

      99.1 Grenada Sunburst System Corporation Announces Record Earnings Press Release dated October 20, 1994.



XXX BEGIN PAGE 3 HERE XXX

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 21, 1994
       ----------------


                                          GRENADA SUNBURST SYSTEM CORPORATION


                                          By: /s/ D. L. Holland
                                             --------------------------
                                             D. L. Holland, Treasurer &
                                             Chief Financial Officer


XXX BEGIN PAGE 4 HERE XXX

                                   EXHIBIT INDEX

Exhibit No.                         Description
- -----------                         -----------


   99.1                Press Release dated October 20, 1994